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                                PROSPECTUS SUPPLEMENT
                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

            VEL II ACCOUNT (93), SEPARATE ACCOUNT VA-K (EXECANNUITY PLUS),
         VEL ACCOUNT (87/91,VEL PLUS), GROUP VEL ACCOUNT, INHEIRITAGE ACCOUNT
                    (SUPPLEMENT TO PROSPECTUSES DATED MAY 1,1997)




                              ALLMERICA INVESTMENT TRUST
                           (SUPPLEMENT TO PROSPECTUSES AND
                STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1,1997)



    The Trustees of Allmerica Investment Trust have approved increases in the management fees for the Growth Fund and Investment Grade Income Fund as set forth under the section entitled "Management Fees and Expenses" so that the rates will be as follows:



         Assets                          Growth Fund
         ------                          -----------

    First $250 Million . . . . . .            0.60%
    $250 to $500 Million . . . . .            0.40%
    Over $500 Million. . . . . . .            0.35%






                                       Investment Grade
         Assets                          Income Fund
         ------                          -----------

    First $50 Million. . . . . . .            0.50%
    $50 to $100 Million. . . . . .            0.45%
    Over $100 Million. . . . . . .            0.40%

The changes will take effect for a Fund only if approved by shareholders of that Fund at a meeting currently scheduled for August 1,1997. There will be no changes in the sub-adviser fees for these Funds.




Dated:  June 12, 1997